Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), Timothy K. Montgomery, Chief Executive Officer  of Ditech Communications Corporation (the “Company”), and William J. Tamblyn, the Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

1.                                      The Company’s Quarterly Report on Form 10-Q for the period ended July 31, 2004, and to which  this Certification is attached as Exhibit 32 (the “Periodic Report”) fully complies with the requirements of section 13(a) or  section 15(d) of the Securities Exchange Act of 1934, and

2.                                      The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and  results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 7th day of September, 2004.

/s/ TIMOTHY K. MONTGOMERY
Timothy K. Montgomery
CHIEF EXECUTIVE OFFICER

/s/ WILLIAM J. TAMBLYN
William J. Tamblyn
CHIEF FINANCIAL OFFICER